SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement       [ ]  Soliciting Material Pursuant to
                                            sec.240.14a-11(c) or sec.240.14a-12
[ ]  Definitive Proxy Statement        [ ]  Confidential, for Use of the
                                            Commission Only
[ ]  Definitive Additional Materials        (as permitted by Rule 14a-6(e)(2))


                     AMERICAN CHAMPION ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:




                   AMERICAN CHAMPION ENTERTAINMENT, INC.
                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON SEPTEMBER 23, 1998


TO THE STOCKHOLDERS:

The Special Meeting of Stockholders of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation, will be held at the office of American Champion Entertainment, Inc., 1694 The Alameda, Suite 100, San Jose, California on Wednesday, September 23, 1998, at 7:00 p.m. for the following purposes:

1. To approve the Securities Purchase Agreement dated as of July 2, 1998 by and among the Company, The Endeavour Capital Fund S.A. and Amro International S.A. and the transactions contemplated thereby, including but not limited to, the possible issuance of shares of the Company's Common Stock equal to 20% or more of the total outstanding shares of the Company's Common Stock.

2. To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on July 27, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                 By Order of the Board of  Directors,


                                            /s/ Anthony K. Chan

                                        Anthony K. Chan, Secretary
San Jose, California
August __, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN
AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.




                             PROXY STATEMENT
                                   OF
                      AMERICAN CHAMPION ENTERTAINMENT, INC.
                        1694 THE ALAMEDA, SUITE 100
                       SAN JOSE, CALIFORNIA 95126-2219


                   INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), for use at the Special Meeting of Stockholders of the Company to be held at the office of American Champion Entertainment, Inc., 1694 The Alameda, Suite 100, San Jose, California on Wednesday, September 23, 1998, at 7:00 p.m. (the "Meeting"). Only stockholders of record on July 27, 1998, (the
"Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 3,832,345 shares of its $0.0001 par value common stock (the "Common Stock").

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Votes may not be cumulated as provided by Section 6 of the Company's Bylaws.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about August 28, 1998.


                              PROPOSAL NO. 1

To ratify the Securities Purchase Agreement dated as of July 2,
1998 by and among the Company, The Endeavour Capital Fund S.A. and Amro International S.A. and the exhibits thereto (collectively, the "Agreement") and approve the transactions contemplated thereby, including but not limited to, the possible issuance of shares of the Company's Common Stock in excess of 20% of the total outstanding shares of the Company's Common Stock.

The following summarizes the terms of the Agreement and the transactions contemplated thereby and is qualified in its entirety by the Agreement itself and the exhibits thereto, a copy of which is attached hereto as Appendix A and incorporated by reference herein. Stockholders are encouraged to review the attached Agreement and its exhibits.

Private Placement of 7% Convertible Debentures

        Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Agreement pursuant to which The Endeavour Capital Fund S.A. and Amro International S.A. (the "Investors") agreed under certain terms and conditions to invest up to $1.8 million into the Company in 7% Convertible Debentures Due July 1, 2000 (the "Debentures"), and the Company agreed, among other things, to issue to the Investors warrants to purchase the Company's Common Stock (the "Warrants"). Pursuant to the Agreement, the Company issued to the Investors on July 2, 1998 $1.0 million in Debentures (the "Initial Debentures") and warrants to purchase 27,500 shares of the Company's Common Stock.

        The terms and conditions of the Debentures are summarized as follows:

* The interest rate on the Debentures is 7% per annum, payable in cash or in shares of the Company's Common Stock.

*   Date of maturity is July 1, 2000.

* The Debentures are convertible into the number of shares of the Company's Common Stock equal to the principal amount and accrued and unpaid interest outstanding under the Debentures on the conversion date divided by the greater of:
    (I) the lower of: (a) 75% of the Market Price(1) on the conversion date or
    (b) 117.5% of the Market Price on the date the Debenture is issued (which for the Initial Debentures equaled $7.725625 per share); or
    (II) 50% of the Market Price of the Company's stock on the date the Debenture is issued subject to adjustment (the "Floor Price") (for the Initial Debentures the Floor Price was $3.2875 per share).

*   If at any time after November 3, 1998 (for the Initial
    Debentures), the Company's Common Stock is trading at a Market
    Price, for ten consecutive trading days, at a level such that 75% of such Market Price is less than the Floor Price, then the Company is required to pay to the Investors an amount equal to 2.5% of the outstanding principal of the Debentures for every 30-day period that the Market Price of the Company's
    Common Stock is at such level (the "Low Market Amount").
    The Low Market Amount is calculated on a pro rata basis (i.e. approximatley 0.083% per day) for the first 30-day period only that 75% of the Market Price is less than the Floor Price. Thereafter, the Company must pay the full Low Market Amount (2.5% of the outstanding principal amount) for each subsequent 30-day period or part thereof. The Company must pay the Low Market Amount within three business days after the Investors written demand therefor.

* If the Company does not timely pay the Low Market Amount, then the Investors have the right to convert the Debentures, until the Low Market Amount is paid in full, except that the conversion rate discussed above is determined as if there is no Floor Price. For example, if 75% of the Market Price preceding the conversion date is $1.00, then the Investors may convert the Initial Debentures into the number of shares equal to $1 million divided by $1.00 because the Floor Price would no longer be applicable if the Company does not pay the Low Market Amount on time.

* At its option, the Company may redeem the Debentures at any time prior to conversion for an amount equal to the accrued and unpaid interest under the Debentures plus 122.5% of the outstanding principal under the Debentures. The Debentures may not be converted after the Company gives notice of its intent to redeem pursuant to the Agreement.

* In no event (subject to certain exceptions, including a Company default under any Debenture or the Agreement) shall an Investor be entitled to convert any Debenture to the extent that, after such conversion, the sum of
    (1) the number of shares of Common Stock beneficially owned by the Investor and its affiliates, and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture would result in beneficial ownership by the Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock.

(1) Market Price is defined in the Agreement as (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time is specified in the relevant provision of the Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of the Debenture, then for the 5 days ending on the trading day immediately preceding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the Debenture as reported in the Wall Street Journal.

In addition, warrants for 2,750 shares of the Company's Common Stock are to be granted to the Investors for each $100,000 in Debentures issued. On July 2, 1998, in connection with the issuance of the Initial Debentures, the Company granted the Investors warrants to purchase 27,500 shares of the Company's Common Stock. The exercise price of the warrants is $7.56125 per share which must be paid in cash. The warrants expire on July 1, 2003.

The Agreement also has the following additional terms:

* The Company is required to file not later than August 1, 1998 with the Securities and Exchange Commission a registration statement to register the Common Stock issuable upon conversion of the Debentures to allow the Investors to resell such Common Stock to the public. August 1, 1998 being a Saturday, such registration statement was filed on August 3, 1998.

* The Investors will purchase from the Company an additional $800,000 in Debentures in two tranches of $500,000 (the "First Tranche") and $300,000 (the "Second Tranche"), respectively. The First Tranche will be made 30 days after the effectiveness of the registration statement, and the Second Tranche will be completed 30 days after the completion of the First Tranche.

In addition, JW Charles Securities, Inc., the Company's placment agent in connection with the forgoing transaction, received, among other things, a warrant to purchase 75,000 shares of the Company's Common Stock, subject to anti-dilution adjustments. The exercise price for such warrant is $7.56125, and the warrant expires on July 1, 2001.

Nasdaq Rule Requiring Stockholder Approval

        Because the Company's Common Stock is listed on The Nasdaq SmallCap, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the conversion of the Debentures may be made at a price less than the Floor Price (as discussed above), it is possible that the Debentures may be convertible into more than 20% of the currently outstanding shares of the Company's Common Stock. In addition, the Agreement requires that before the Debentures in the First and Second Tranches are issued, the aggregate of the Common Stock issuable under such additional Debentures, as a group or together with the Common Stock issuable upon conversion of the Initial Debentures, (assuming a conversion price equal to 50% of the Market Price on the date the Debenture was issued) and upon exercise of the Warrants, will not result in the issuance of shares in excess of the Nasdaq Rule or the Company shall have obtained the consent of its stockholders to such issuance. Under the Agreement, the Company has agreed to take all steps necessary to have the vote of the Company's stockholders regarding authorization of the Company's issuance to the holders of the Debentures of shares of Common Stock in excess of 20% of the outstanding shares of Common Stock. If the Company does not obtain stockholder approval as proposed herein, the conversion rate of the Debentures will be adjusted to 90% of what it otherwise would have been. In addition, the Debenture provides that if the Company cannot issue the shares of Common Stock upon conversion of a Debenture without violating the Nasdaq Rule, the Investors have the option, exercisable in the Investors' sole and absolute discretion, to elect any one of the following remedies:

* Require the Company to issue shares of Common Stock pursuant to the conversion of the Debentures at a conversion price equal to the average of the lowest trade price per share of Common Stock for any five consecutive trading days (subject to certain adjustments provided in the Debenture) during the 60 trading days immediately preceding the date of the notice of conversion; or
* Require the Company to redeem each unconverted portion of the Debentures for an amount equal to (the "Cap Redemption Amount"):

___V___    X        M
   CP



where:

"V" means the outstanding principal plus accrued interest through the date of redemption of an unconverted Debenture;

"CP" means the conversion rate in effect on the date of  redemption; and

"M" means the highest Market Price during the period beginning on the date of redemption and ending on the date of payment of the Cap Redemption Amount.

Dilution

At June 30, 1998, the stockholders' equity, or net book value, of the Company was $3.76 million, or $0.98 per share. Net book value per share represents the Company's total assets less total liabilities divided by the total number of shares of Common Stock outstanding, exclusive of shares subject to currently exercisable options. Net book value dilution per share represents the difference between the net book value per share of Common Stock prior to the conversion of all the Debentures into shares of the Company's Common Stock and the pro forma net book value per share of Common Stock immediately after the conversion of all the Debentures. The following illustrates the effect to net book value per share resulting from such conversion:




                                                     Pro Forma

                                           Example  1(a)      Example  2(b)

Net book value at
June 30,1998           $3.76  million    $5.56  million    $5.56  million

Total number of
shares of Common Stock
Outstanding at
June 30, 1998           3.83  million    4.197  million    4.380  million

Net book value per
share at June 30, 1998          $0.98             $1.32             $1.27

(a) Assumes that $1.8 million in Debentures is converted at 75% of the Market Price and that the Market Price is the Market Price on July 6, 1998. The conversion price is therefore $4.93125 The number of shares of Common Stock issued under such assumptions would be 365,019. Net book value is the sum of $3.76 million plus the additional $1.8 million from the Debentures. Total outstanding shares is the sum of 3,832,345 million plus 365,019 shares.

(b) Assumes that $1.8 million in Debentures is converted at the Floor Price of $3.2875. The number of shares of Common Stock issued under such assumptions would be approximately 547,528. Net book value is the sum of $3.76 million plus the additional $1.8 million from the Debentures. Total outstanding shares is the sum of 3,832,345 million plus 547,528 shares.

The table illustrates that the conversion of all the Debentures under the foregoing assumptions does not result in a dilutive effect on existing stockholders of the Company. Stockholders should note that under the Agreement the Debentures convert at a price below the Floor Price if the Company fails to timely pay the Low Market Amount to the Investors as discussed above. Accordingly, under such circumstances, if the Market Price of the Company is less than $1.30, the Debentures may be converted into 1,846,154 shares and the conversion would have a dilutive effect to the stockholders.

Use of Proceeds

        The Company will use the net proceeds from the Debentures for the production of seven episodes of the Company's television show
"Adventures with Kanga Roddy" and as working capital.

Certain Relationships And Related Transactions

        Pursuant to the Agreement, the officers and directors of the Company who, directly or indirectly, hold shares of the Company's Common Stock and their spouses who reside with such officer or director, have each granted to the Investors an irrevocable proxy to vote in favor of the Proposal No. 1.





The Board of Directors recommends a FOR vote Proposal No. 1

                       PRINCIPAL STOCKHOLDERS

        The Company has only one class of shares, Common Stock, outstanding. The following table sets forth certain information regarding ownership of the Company's Common Stock as of the Record Date , by all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding Common Stock.


Name and Address of                Office                   Amount and Name of               Percent of
Beneficial Ownership                                      Beneficial Ownership (1)           Class (2)

Don Berryessa(3)           Vice President and Director          193,600(4)                     5.0%

Anthony K. Chan(3)         President, Chief Executive           593,438(5)                    15.1%
                           Officer and Director

George Chung(3)            Chairman and Director                597,838(6)                    15.3%

Joe Montana(3)             --                                   258,455(7)                     6.6%


(1) All shares are calculated on the basis of the number of current shares held plus shares subject to options that are currently exercisable or will become exercisable within sixty (60) days after the Record Date.

(2) All percentages are calculated on the basis of the number of shares outstanding as of the Record Date plus shares subject to options held by such person that are currently exercisable or will become exercisable within sixty (60) days after the Record Date.

(3) The address for the stockholder is the same of that of the Company.

(4) Includes 25,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and 28,100 shares held by his spouse.

(5) Includes 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.

(6) Includes 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and 4,400 shares held by his spouse.

(7) Includes 158,455 shares held by the Montana Family Trust and 100,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.

                     STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding
Common Stock beneficially owned as of the Record Date by all directors and officers of the Company as a group. Each person named in the table possesses sole voting power, except as otherwise indicated in the notes to the table.


Name and Address of                Office                   Amount and Name of               Percent of
Beneficial Ownership                                      Beneficial Ownership (1)           Class (2)

Don Berryessa(3)           Vice President and Director          193,600(4)                     5.0%

Anthony K. Chan(3)         President, Chief Executive           593,438(5)                    15.1%
                           Officer and Director

George Chung(3)            Chairman and Director                597,838(6)                    15.3%

William T. Duffy(3)        Director                                --                           --

Alan Elkes(3)              Director                                --                           --

Jan D. Hutchins(3)         Director                              24,000(7)                       *

Ronald M. Lott(3)          Director                              31,000(8)                       *

Mae Lyn Woo(3)             Vice President and Chief               1,200                          *
                           Financial Officer

All directors and executive officers as a group (8 persons)      1,441,207                     36.8%


*       Owns less than 1%.

(1) All shares are calculated on the basis of the number of current shares held plus shares subject to options that are currently exercisable or will become exercisable within sixty (60) days after the Record Date.

(2) All percentages are calculated on the basis of the number of shares outstanding as of the Record Date plus shares subject to options held by such person that are currently exercisable or will become exercisable within sixty
(60) days after the Record Date.

(3)     The address for the stockholder is the same of that of the  Company.

(4) Includes 25,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and 28,100 shares held by his spouse.

(5) Includes 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.

(6) Includes 87,500 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan and 4,400 shares held by his spouse.

(7) Includes 20,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.

(8) Includes 10,000 shares subject to presently exercisable options granted under the Company's 1997 Stock Plan.

                           OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of
the persons holding the proxies.   All shares represented by duly executed
proxies will be voted at the  Meeting.


                                  PROXY CARD

                      AMERICAN CHAMPION ENTERTAINMENT, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD SEPTEMBER 23, 1998

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders of American Champion Entertainment, Inc., and the accompanying Proxy Statement dated August 24, 1998, and revoking any Proxy heretofore given, hereby constitutes and appoints Anthony K. Chan and George Chung, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of the Company, to be held at the office of the Company at 1694 The Alameda, Suite 100, San Jose, California, on Wednesday, September 23, 1998, at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting or any adjournments thereof.

1. To approve the Securities Purchase Agreement dated as of July 2, 1998 by and among the Company, The Endeavour Capital Fund S.A. and Amro International S.A. and the transactions contemplated thereby, including but not limited to, the possible issuance of shares of the Company's Common Stock equal to 20% or more of the total outstanding shares of the Company's Common Stock.

            __ FOR                __ AGAINST              __ ABSTAIN


2. To transact such other business as may properly come before the meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1
THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED,
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO.1


                                                 DATE: _______________,  1998


                                         SIGNATURE:  ________________________


                 ATTACHMENT TO THE PROXY STATEMENT

SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between AMERICAN CHAMPION ENTERTAINMENT, INC., a Delaware corporation, with headquarters located at 26203 Production Avenue, Suite 5, Hayward, California 94545 (the "Company"), and each entity named on a signature page hereto (each, a "Buyer") (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer under such agreement and the Transaction Agreements, as defined below, referred to therein).

                       W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 7% Convertible Debentures of the Company which will be convertible into shares of Common Stock, $.0001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to initially purchase from the Company 7% Convertible Debentures in the principal amount set forth on the Buyer's signature page of this Agreement (the "Initial Debentures"), out of a total offering of $1,800,000 of such Debentures, and having the terms and conditions and being in the form attached hereto as Annex I. The purchase price for the Initial Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.


(ii) As used herein, the term "Debentures" means the Initial Debentures and the Additional Debentures (as defined below), unless the context otherwise requires.

(iii) As used herein, the term "Securities" means the Debentures, the Common Stock issuable upon conversion of the Debentures, the Warrants and the Warrant Shares.

(iv) As used herein, the term "Purchase Price" means the purchase price for the Initial Debentures or the Additional Debentures, as the case may be.

(v) As used herein, the term "Initial Closing Date" means the date of the closing of the purchase and sale of the Initial
Debentures, as provided herein.

(vi) As used herein, the term "Additional Closing Date" means the date of the closing of the purchase and sale of the relevant Additional Debentures, as provided herein.

(vii) As used herein, the term "Closing Date" means the relevant Initial Closing Date or Additional Closing Date, as the case may be.

(viii) As used herein, the term "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights
Agreement defined below).

(ix)    As used herein, the term "Market Price of the Common
Stock" means (x) the average closing bid price of the Common Stock for the five (5) trading days ending on the trading day immediately before the date indicated in the relevant provision hereof (unless a different relevant period is specified in the relevant provision), as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

b.      Form of Payment; Delivery of Debentures.

(i)     The Buyer shall pay the Purchase Price for the relevant
Debentures by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions") on the date prior to the relevant Closing Date.

(ii) No later than the relevant Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the relevant Purchase Price, the Company shall deliver the relevant Debentures and the Warrants, each duly executed on behalf of the Company, to the Escrow Agent.


(iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow
Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

c.      Method of Payment.  Payment into escrow of the Purchase
Price shall be made by wire transfer of funds to:

                    Bank of New York
                    350 Fifth Avenue
                    New York, New York 10001

                    ABA# 021000018
                    For credit to the account of Krieger & Prager, Esqs.

                    Account No.: [To be provided to the Buyer by Krieger &
                                 Prager]

Not later than 5:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the Purchase Price for the Initial Debentures in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

d. Escrow Property. The Purchase Price installments and the Debentures and Warrants delivered to the Escrow Agent as contemplated by Sections 1(b) and (c) hereof are referred to as the "Escrow Property."

2.  BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO
    INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as that term is defined in the Registration Rights Agreement defined below), the Buyer is purchasing the Debentures and the Warrants and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures (the "Converted Shares") and the Warrant Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.


b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

c. All subsequent offers and sales of the Debentures and the shares of Common Stock representing the Converted Shares and the Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

d. The Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures. The Buyer represents and warrants that the address of its principal place of business is as set forth on the Buyer's signature page of this Agreement.

e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, (2) Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1998, and (3) Proxy Statement for the Company's annual meeting of shareholders held on May 29, 1998
(the "Company's SEC Documents").

f. The Buyer understands that its investment in the Securities involves a high degree of risk.

g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.


i. Notwithstanding the provisions hereof or of the Debentures, in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures, (ii) as specifically provided in a Debenture as an exception to this provision, or
(ii) if the Company is in default under any Debenture or any of the Transaction Agreements, as defined below and the Buyer has asserted such default) shall the holder be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Buyer upon such conversion). For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Buyer further agrees that if the Buyer transfers or assigns any of the Debentures to a party who or which would not be considered such an affiliate, such transfer or assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2(i) as if such transferee or assignee were a signatory to this Agreement.

3.      COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that, except as provided in Annex V hereto:

a.      Concerning the Debentures and the Shares.   There are no
preemptive rights of any stockholder of the Company, as such, to acquire the Debentures, the Warrants or the Shares.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operation of the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The NASDAQ/SmallCap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.


c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures and to issue the Warrant Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

d.      Securities Purchase Agreement; Registration Rights
Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated herein.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained or that are contemplated by this Agreement to be obtained on a date after the date hereof.

g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except for certain filings required to be filed by persons subject and pursuant to
Section 16 of the 1934 Act, the Company has since August 1, 1997 timely filed all requisite forms, reports and exhibits thereto with the SEC.


h. Absence of Certain Changes. Since January 1, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the Company's SEC Documents. Since January 1, 1998, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i.      Full Disclosure.  There is no fact known to the Company
(other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements"), or (iii) would reasonably be expected to materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

j. Absence of Litigation. Except as set forth in the Company's SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.


k.      Absence of Events of Default.  Except as set forth in
Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the business, operations or condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

l. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities. The presently outstanding unconverted principal amount of each such issuance as at June 29, 1998 are set forth in Annex V.

m.      No Undisclosed Liabilities or Events.  The Company has
no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since January 1, 1998, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole. Except for the transactions contemplated by the Transaction Agreements, no event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company
but which has not been so publicly announced or disclosed.   There are no
proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

n. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since December 1, 1997, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.


p. Dilution. The number of Shares issuable upon conversion of the Debentures and the exercise of the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Debentures and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures and the Warrants, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD
OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION
OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE
CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Initial Closing Date.

d. Filings and Shareholder Consent. (i) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

(ii)    The Company undertakes and agrees to take all steps
necessary to have a vote of the shareholders of the Company regarding authorization of the Company's issuance to the holders of the Debentures of shares of Common Stock in excess of twenty percent (20%) of the outstanding shares of Common Stock on the Closing Date on or before the
Meeting Date (as defined below)   in accordance with NASDAQ Rule
4310(c)(25)(H)(i)(d)(2). The term "Meeting Date" means the date which is the earlier of (x) the First Additional Closing Date or (y) forty (40) days after the first date on which the Conversion Rate is determined as if there were no Floor Price (as those terms are defined in the Debenture) pursuant to the provisions of Section 4(E)(v) or (vi) of the Debenture.
 The Company will recommend to the shareholders that such authorization be granted and will seek proxies from shareholders not attending the meeting (if such meeting is required to effectuate such authorization) naming a director or officer of the Company as such shareholder's proxy and directing the proxy to vote, or giving the proxy the authority to vote, in favor of such authorization. Upon determination that the shareholders have voted in favor of such authorization, the Company shall cause its counsel to issue to the Buyer an unqualified opinion (the "Authorization Opinion") that such authorization has been duly adopted by all necessary corporate action of the Company and that the Company will be able to issue, without restriction as to the number of such shares, all shares of Common Stock as may be issuable upon conversion of the Debentures and without any limits imposed by the Cap Regulations (as defined in the Debentures) adopted on or before and in effect on the date of the Authorization Opinion. The Authorization Opinion shall state that the Buyer may rely thereon in connection with the transactions contemplated by this Agreement and the other Transaction Agreements regarding its holdings of the Debentures. If, for any reason, (x) the Authorization Opinion is not issued within five (5) business days after such meeting, (y) the meeting is not held by the Meeting Date or (z) the requisite shareholder approval is not obtained at the meeting, the Conversion Rate shall be adjusted to ninety percent (90%) of what the Conversion Rate would have been in the absence of this provision.


(iii) In furtherance of the provisions of the immediately preceding subparagraph (ii) hereof, the Company (a) commits to using its best efforts to obtain any shareholder authorization contemplated by said subparagraph (ii), and (b) represents to the Buyer that the Company has obtained the binding irrevocable commitment or proxy (each, a "Principal Voter Proxy") of each Principal Voter (as defined below) that such Principal Voter will vote in favor of any shareholder authorization contemplated by said subparagraph (ii). Each Principal Voter Proxy shall be issued in favor of the Buyer or the Buyer's designee and shall state that, among other things, as a result of the Principal Voter's direct or indirect relationship to the Company on the date the Principal Voter Proxy is given, such Principal Voter Proxy is deemed coupled with an interest in favor of the Buyer. A "Principal Voter" is a person who meets any one or more of the following criteria: (A) a person who is a director or principal officer of the Company (each, a "Company Principal") and who, directly or indirectly, holds any shares of Common Stock of the Company;
(B) a spouse of a Company Principal who resides in the household of the Company Principal (a "Principal's Spouse") and who, directly or indirectly, holds any shares of Common Stock of the Company, (C) a parent, sibling or child of a Company Principal who resides in the household of a Company Principal or of a Principal's Spouse (each, a "Principal's Relative") and who, directly or indirectly, holds any shares of Common Stock or (D) any other person or entity, including, without limitation, for profit or non-profit corporations, partnerships and trusts, whose voting rights regarding Common Stock of the Company is subject to the direction, control or other influence of any Company Principal, Principal's Spouse or Principal's Relative. The Company will deliver such Principal Voter Proxies to the Buyer or the Buyer's designee within ten
(10) business days after the Initial Closing Date.

e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed by the Company with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.
 The Company will take all reasonable action under its control to continue the listing and trading of its Common Stock (including, without limitation, all Registrable Securities) on The NASDAQ SmallCap Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ SmallCap Market.

f.      Use of Proceeds.    The Company shall use the proceeds
from the sale of the Debentures (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Debentures) for internal working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person, including any of its affiliates, or to repay any debt to any of its affiliates.

g. Certain Agreements. The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party on any date which is prior to the later of (A) one hundred twenty (120) days after the Effective Date or (B) sixty (60) days after the last Additional Closing Date. The foregoing provision shall not restrict the Company from issuing shares of Common Stock upon the exercise of (x) certain warrants for the purchase of up to approximately 1,755,000 outstanding as of the date hereof and (y) certain options granted or be granted pursuant to the 1997 Stock Option Plan or the 1997 Non-Employee Directors Stock Option Plan.

h. Future Purchases. (i) The Buyer hereby unconditionally and irrevocably agrees to purchase from the Company, and the Company hereby unconditionally and irrevocably agrees to issue to the Buyer, additional Debentures (collectively, the "Additional Debentures") in the principal amount of the relevant Additional Tranche identified in subparagraph (h)(ii) below multiplied by a fraction, of which the numerator is the principal amount of the Initial Debentures and the denominator is $1,000,000. The Additional Debentures shall be issued and acquired in two tranches (each, an "Additional Tranche"), on the terms and subject to the conditions hereinafter provided.


(ii)    The first Additional Tranche (the "First Additional
Tranche") shall be for Additional Debentures in the principal amount of $500,000 and the second Additional Tranche (the "Second Additional Tranche") shall be for Additional Debentures in the principal amount of $300,000.

(iii) The closing for the First Additional Tranche shall occur on the date (the "First Additional Closing Date") which is thirty (30) days after the Effective Date, unless otherwise agreed to by the Company and the Buyer. The closing for the Second Additional Tranche shall occur on the date (the "Second Additional Closing Date") which is thirty (30) days after the First Additional Closing Date, unless otherwise agreed to by the Company and the Buyer. The closing of each Additional Tranche shall be conducted upon the same terms and conditions as those applicable to the Initial Debentures. Each of the First Additional Closing Date and the Second Additional Closing Date is referred to as an "Additional Closing Date."

(iv) If, for any reason, a Buyer does not purchase the Additional Debentures allocable to such Buyer on the Additional Closing Date, the other Buyer shall have the option to purchase the Additional Debentures not then being purchased by such Buyer. The Buyer not purchasing the Additional Debentures shall not have the right to purchase any other Additional Debentures.

(v) It shall be a condition to the Buyer's obligation to purchase the Additional Debentures that, as of the Additional Closing Date, (A) the Market Price of the Common Stock, as adjusted to reflect any stock splits, reverse stock splits or stock dividends effected or declared after the Initial Closing Date, be Four Dollars and no Cents ($4.00) or more and (B) the average daily trading volume for the thirty
(30) consecutive trading days ending the day before the Additional Closing Date be twenty-two thousand five hundred (22,500) or more shares.

(vi)    On the relevant Additional Closing Date, (A) the
Registration Statement required to be filed under the Registration Rights Agreement shall continue to be effective and shall cover at least all Registrable Securities for Debentures issued prior to or on such Additional Closing Date, (B) the representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects (and the Company's issuance of the relevant Additional Debentures shall constitute the Company's making each such representation and warranty as of such date) and there shall have been no material adverse changes (financial or otherwise) in the business, operations or conditions (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole from the Initial Closing Date through and including the relevant Additional Closing Date (and the Company's issuance of the relevant Additional Debentures shall constitute the Company's making such representation and warranty as of such date), and at all times (C) either the aggregate of the Common Stock issuable (i) upon conversion of the relevant Additional Debentures as a group or together with the Common Stock issuable upon conversion of the then previously issued Debentures (assuming for such computation a conversion price computed based on a Market Price equal to 50% of the Market Price on the relevant Additional Closing Date) and (ii) upon exercise of the Warrants, will not result in the issuance of shares in excess of the Cap Regulations or the Company shall have obtained the consent of its shareholders, as contemplated by the Cap Regulations, to such issuance.


(vii) In addition to the delivery of Principal Voter Proxies contemplated by Section 4(d)(iii) hereof, if, as of the relevant Additional Closing Date, there are any additional Principal Voters, the Company shall have obtained the Principal Voter Proxy of each such additional Principal Voter and shall deliver each such additional Principal Voter Proxy to the Buyer or the Buyer's designee, together with an opinion of the Company's counsel that each such additional Principal Voter Proxy is binding and irrevocable and is enforceable or exercisable by the Buyer or the Buyer's designee, no later than the relevant Additional Closing Date. Compliance with the provisions of Section 4(d)(iii) and the foregoing provisions of this subsection (vii) shall be a condition to the Buyer's obligation to purchase Additional Debentures on the relevant Additional Closing Date.

i. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield two hundred percent (200%) of the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures and (ii) upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants.

j. Warrants. The Company agrees to issue to the Buyer on each Closing Date transferable, divisible warrants (the "Warrants") for the purchase of two thousand seven hundred fifty (2,750) shares of Common Stock for every $100,000 principal of Debentures purchased by the Buyer.
 The Warrants shall bear an exercise price equal to one hundred fifteen percent (115%) of the Market Price of the Common Stock on the Initial
Closing Date. The Warrants will expire on the fifth anniversary of the Initial Closing Date. The Warrants shall be in the form annexed hereto as Annex VI, together with registration rights as provided in the Registration Rights Agreement.

5.      TRANSFER AGENT INSTRUCTIONS.


a. Promptly following the delivery by the Buyer of the Purchase Price for the Initial Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debentures. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

b. Subject to the completeness and accuracy of the Buyer's representations and warranties herein, upon the conversion of any Debentures by a person who is a non-U.S. Person, and following the expiration of any then applicable Restricted Period (as those terms are defined in Regulation S), the Company, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates without restrictive legend or stop orders in the name of Buyer (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Nothing in this Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

c. (i) Subject to the provisions of this Agreement and of the Debentures, the Company will permit the Buyer to exercise its right to convert the Debentures by telecopying or delivering an executed and completed Notice of Conversion to the Company and delivering within five
(5) business days thereafter, the original Debentures being converted to the Company by express courier, with a copy to the transfer agent.

(ii) The term "Conversion Date" means, with respect to any conversion elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is telecopied to or otherwise delivered to the Company in accordance with the provisions hereof so that it is received by the Company on or before such specified date.

(iii) The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Debentures (together with Debentures not being so converted) to the Buyer at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11 hereof or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States (such fifth business day or seventh business day, as the case may be, the "Delivery Date") after (A) the business date on which the Company has received both of the Notice of Conversion (by facsimile or other delivery) and the original Debentures being converted (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) or (B) the date an interest payment on the Debenture, which the Company has elected to pay by the issuance of Common Stock, as contemplated by the Debentures, was due.


d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond the Delivery Date):

                             Late Payment For Each $10,000
                                of Debenture Principal
No. Business Days Late          Amount Being Converted


1                                       $100
2                                       $200
3                                       $300
4                                       $400
5                                       $500
6                                       $600
7                                       $700
8                                       $800
9                                       $900
10                                      $1,000
>10                                     $1,000 +$200 for each Business
                                         Day Late  beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.


e. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the holder of the Debentures being converted (a "Converting Holder") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to the Converting Holder, in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

f. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

g. The Company will authorize its transfer agent to give information relating to the Company directly to the Buyer or the Buyer's representatives upon the request of the Buyer or any such representative.
 The Company will provide the Buyer with a copy of the authorization so given to the transfer agent.

6.      DELIVERY INSTRUCTIONS.

The Initial Debentures or the Additional Debentures, as the case may be, shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, subject to the specific provisions hereof, no later than on the relevant Closing Date.

7.      CLOSING DATE.

a. The Initial Closing Date shall occur on the date which is the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9 hereof or such other date and time as is mutually agreed upon by the Company and the Buyer. The date of each Additional Closing Date shall be the date determined as provided in Section 4(h) hereof; provided, however, that it shall be a condition of any Additional Closing Date that , on or before such date, each of the conditions contemplated by Section 4(h) and by Sections 8 and 9 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

b. Each closing of the purchase and issuance of Debentures shall occur on the relevant Closing Date at the offices of the Escrow Agent and shall take place no later than 12:00 Noon, New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.


c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof. The relevant Debentures shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof no later than on the relevant Closing Date.

8.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the relevant Closing Date is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the relevant Debentures in accordance with this Agreement;

c. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

9.      CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Debentures on the relevant Closing Date is conditioned upon:

a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

b. Delivery by the Company to the Escrow Agent of the relevant Debentures and Warrants in accordance with this Agreement;

c.      The accuracy in all material respects on such Closing
Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

d. On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;


e. On such Closing Date, the Buyer shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

f. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

g. From and after the date hereof to and including the relevant Closing Date, the trading of the Common Stock shall not have been suspended by the SEC or the NASD and trading in securities generally on the New York Stock Exchange or The NASDAQ/SmallCap Market shall not have been suspended or limited, nor shall there be any outbreak or escalation of hostilities involving the United States or any material adverse change in any financial market that in either case in the reasonable judgment of the Buyer makes it impracticable or inadvisable to purchase the relevant Debentures; and

h. With respect to the Additional Closing Date, each of the conditions set forth in Section 4(h) hereof shall have either been satisfied or waived by the Buyer and there shall be an effective Registration Statement covering the Registrable Securities issuable upon conversion of the Debentures previously issued and to be issued on such Additional Closing Date and upon exercise of all Warrants previously issued and to be issued on such Additional Closing Date.

10.     GOVERNING LAW:  MISCELLANEOUS.

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

 i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:        AMERICAN CHAMPION ENTERTAINMENT, INC.
                  1694 The Alameda, Suite 100
                  San Jose, CA  95126-2219
                  Attn: Anthony K. Chan, President
                  Telephone No.: (408) 288-8199
                  Telecopier No.: (408) 288-8098

                 with a copy to:

                 Preston Gates & Ellis LLP
                 One Maritime Plaza, Suite 2400
                 San Francisco, CA 94111
                 Attn: Lawrence B. Low, Esq.
                 Telephone No.: (415) 788-8822
                 Telecopier No.: (415) 788-8819

BUYER: At the address set forth on the signature page of this Agreement.

                 with a copy to:

                 Krieger & Prager, Esqs.
                 319 Fifth Avenue
                 New York, New York 10016
                 Telephone No.: (212) 689-3322
                 Telecopier No.  (212) 213-2077

ESCROW AGENT:   Krieger & Prager, Esqs.
                 319 Fifth Avenue
                 New York, New York 10016
                 Telecopier No.  (212) 213-2077
                 Telephone No.: (212) 689-3322

12.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The
Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and payment of the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AMOUNT AND PURCHASE PRICE OF INITIAL DEBENTURES:        $


        SIGNATURES FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 30th day of June, 1998.


14/14 Divrei Chaim St.,                      The Endeavour Capital Fund S.A.
Address                                       Printed Name of Subscriber
Jerusalem 94479 Israel                         /s/ Shmuli  Margulies
Telecopier No. 972-2582-4443                (Signature of Authorized Person)
                                                Shmuli Margulies, Director
              B.V.I.                            Printed Name and Title

Jurisdiction of Incorporation
or Organization

 As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

AMERICAN CHAMPION ENTERTAINMENT, INC.

By:               /s/  Anthony K. Chan

Title:             President and Chief Executive Officer
Date:                July 2, 1998







ANNEX I                 FORM OF DEBENTURE

ANNEX II                JOINT ESCROW INSTRUCTIONS

ANNEX III               OPINION OF COUNSEL

ANNEX IV                REGISTRATION RIGHTS AGREEMENT

ANNEX V                 COMPANY DISCLOSURE MATERIALS

ANNEX VI                FORM OF WARRANT


A second Securities Purchase Agreement was executed:

Amount:                         $500,000
Name of Subscriber:             AMRO International S.A.


                                                                ANNEX I
                                                                     TO
                                          SECURITIES PURCHASE AGREEMENT
                                          <PROTOTYPE FOR EACH ISSUANCE>


                          FORM OF DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo.    98-1                                            US $    500,000


                   AMERICAN CHAMPION ENTERTAINMENT, INC.

                 7% CONVERTIBLE DEBENTURE DUE JULY 1, 2000

THIS DEBENTURE is one of a duly authorized issue of up to $1,800,000 in Debentures of AMERICAN CHAMPION ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 7% Convertible Debentures. Such Debentures may be issued in series, each of which may have a different maturity date, but which otherwise have substantially similar terms.


FOR VALUE RECEIVED, the Company promises to pay to  The Endeavour
Capital Fund S.A. , the registered holder hereof (the "Holder"), the principal sum of Five Hundred Thousand and 00/100 Dollars (US $
500,000   ) on July 1, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears (i) quarterly, on the last day of March, June, September and December of each year prior to the Maturity Date, (ii) upon conversion as provided herein or (iii) on the Maturity Date, at the rate of 7% per annum accruing from the date of initial issuance of this Debenture. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue to accrue on a daily basis until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of
Section 4 below (the terms of which shall govern as if this sentence were not included in this Debenture), prior to the Maturity Date, interest on this Debenture is payable, at the option of the Company, in shares of Common Stock of the Company, $.0001 par value ("Common Stock") at the Conversion Rate (as defined below) in effect on the date of payment, or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. On the Maturity Date, the Company will pay the principal of and accrued but unpaid interest upon this Debenture as of such date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check for immediately available funds shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

This Debenture is subject to the following additional provisions:

1. The Debentures are issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Securities Purchase Agreement (defined below). In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.


4.      A.      The Holder of this Debenture is entitled, at its option,
subject to the following provisions of this Section 4, to convert this Debenture at any time commencing the earlier of (a) one hundred twenty
(120) days after the original date of issuance (the "Issue Date") of the Initial Debenture (as that term is defined in Securities Purchase Agreement; such date being the same as the Initial Closing Date, as that term is defined in the Securities Purchase Agreement), or (b) the Effective Date of the Registration Statement filed pursuant to (and as those terms are defined in) the Registration Rights Agreement between the Company and the Holder (or the Holder's predecessor in interest) (the "Registration Rights Agreement") into shares of Common Stock of the Company at a conversion price for each share of Common Stock ("Conversion Rate") equal to the greater of:

(x) the lower of (i) seventy-five percent (75%) of the Market
Price (as defined below) on the Conversion Date (as defined below) or (ii) one hundred seventeen and one-half percent
(117.5%) of the Market Price on the Issue Date, or

(y) the Floor Price (as defined below).

B. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company's transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, NY 10004, telephone
(212) 509-4000, facsimile (212) 509-5150, accompanied by or preceded by facsimile or other delivery of the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion or to the date contemplated by clause (i) of the second paragraph of this Debenture shall, at the option of the Holder, be paid in cash or Common Stock at the Conversion Rate then applicable as of the Conversion Date or the periodic interest payment date, as the case may be. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company so that it is received by the Company on or before such specified date, provided that the Holder shall deliver to the Company's transfer agent or the Company the original Debentures being converted within five (5) business days thereafter (and if not so delivered within such time, the Conversion Date shall be the date on which the Notice of Conversion and the original Debentures being converted are received by the Company). Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (510) 782-8123; Attn: Anthony K. Chan, President. Certificates representing Common Stock upon conversion will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Buyer's address for notices as contemplated by Section 11of the Securities Purchase Agreement or a different address), via express courier, by electronic transfer or otherwise, within five (5) business days if the address for delivery is in the United States and within seven (7) business days if the address for delivery is outside the United States from the date which is the later of the date the Notice of Conversion is delivered to the Company as contemplated in the first sentence of this paragraph B or the date the original Debenture is delivered to the Company's transfer agent or the Company.


C.      For purposes of this Debenture, the term "Market
Price" shall mean (x) the average closing bid price of the Common Stock as reported by Bloomberg, LP or the average closing bid price on the over-the-counter market, (i) if a period of time is specified in the relevant provision of this Debenture, for such period, and (ii) if no period of time is specified in the relevant provision of this Debenture, then for the five (5) trading days ending on the trading day immediately preceding the relevant date, or (y) if the Common Stock is listed on a stock exchange, the lowest trade price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

D. For purposes of this Agreement, the "Floor Price" shall initially mean fifty per cent of the Market Price as of the Issue Date; provided, however, that such amount shall be subject to adjustment as provided herein.

E. (i) Any of the foregoing provisions of this Section 4 or any other provision of this Debenture to the contrary notwithstanding, if, at any time (but at least one hundred twenty (120) days after the Initial Closing Date) this Debenture is outstanding, the Market Price for the Common Stock for ten (10) consecutive trading days is at a level (the "Low Market Price") such that seventy-five percent (75%) of such Market Price on each such day is less than the Floor Price, the Company shall pay to the Holder the Low Market Amount (as defined below).

(ii)  The obligation to pay the  Low Market Amount shall
commence on the eleventh consecutive trading day (the "Low Market Commencement Date") at which the Market Price is the Low Market Price and shall continue until such time as the Market Price for five (5) consecutive trading days is at a level (the "Anticipated Market Price")
 such that seventy-five percent (75%) of such Market Price on each such
day is at or above the Floor Price.   The last of such five (5)
consecutive trading days at which the Market Price is the Anticipated Market Price is referred to as the "Low Market Termination Date."

(iii) The "Low Market Amount" is an amount equal to two and one-half percent (2.5%) of the outstanding principal of this Debenture. Subject to the provisions of subparagraph (vii) of this
Section 4(E), the Low Market Amount shall be payable for (x) the first thirty (30) days commencing on the Low Market Commencement Date and ending on the Low Market Termination Date (if sooner than thirty (30) days after the Low Market Commencement Date), pro rata for each day, and (y) thereafter for each thirty (30) day period (or part thereof).

(iv) The Low Market Amount shall be payable by the Company to the Holder in cash within three (3) business days after the Holder's written demand therefor to the Company. For purposes of receipt of the Low Market Amount, the Holder shall be deemed to be a creditor of the Company.

(v) If for any reason whatsoever, the Company does not timely pay the Low Market Amount, the Holder will have the right to convert this Debenture, until such Low Market Amount is paid in full, on the terms provided herein, except that the Conversion Rate shall be determined as if there were no Floor Price.


(vi) In addition to, and not in lieu of the provisions of the immediately preceding subparagraph (v), the Company, in its sole and discretion, may at any time give written notice to the Holder that the Conversion Rate will be computed as if there were no Floor Price (x) for all or a specified part of the then outstanding Debenture and (y) either permanently or for a specified period of time.

(vii) For purposes of computing the Low Market Amount, the following guidelines shall apply. When, after a Low Market
Termination Date occurs,

(w) another Low Market Commencement Date (a "New Low Market Commencement Date") occurs three (3) months or less after the immediately preceding Low Market Termination Date, the computation of the Low Market Amount shall be made based on the provisions of subparagraph (iii) of this Section 4(E) as if the Low Market Termination Date had not occurred (except that no Low Market Amount shall accrue with respect to the period from the Low Market Termination Date until the New Low Market Commencement Date), or

(x) a New Low Market Commencement Date occurs more than three
(3) months after the immediately preceding Low Market Termination Date, the computation of the Low Market Amount for the period or periods commencing on the New Low Market Commencement Date shall be made based on the provisions of said subparagraph (iii) as if no previous Low Market Commencement Date had occurred (provided, however, that if any previously accrued Low Market Amounts shall not have been paid in full by the New Low Market Commencement Date, the provisions of clause (w) above shall apply without regard to the timing of when the New Low Market Commencement Date occurs).

By way of illustration and not in limitation of the foregoing, assuming in all such cases that any Low Market Amounts with respect to prior periods have been timely paid to the Holder, (1) if a Low Market Termination Date occurs twenty (20) days after the first Low Market Commencement Date, and

(y) a New Low Market Commencement Date occurs within three (3) months of such Low Market Termination Date, the Low Market Amount for the period or periods after such New Low Market Commencement Date shall be computed in accordance with the provisions of clause (x) of subparagraph (iii) of Section 4(E) for the first ten (10) days after the New Low Market Commencement Date (when added with the first 20 days referred to above in this example, for a total of 30 days applying such clause (x)) and thereafter in accordance with the provisions of clause (y) of said subparagraph (iii), or


(z) a New Low Market Commencement Date occurs three (3) months or more after such Low Market Termination Date, the Low Market Amount for the period or periods after such New Low Market Commencement Date shall be computed in accordance with the provisions of clause (x) of said subparagraph (iii) for the first thirty (30) days after the New Low Market Commencement Date and thereafter in accordance with the provisions of clause (y) of said subparagraph (iii), subject to the provisions of the immediately preceding sentence; and.

(2) if a Low Market Termination Date occurs more than thirty (30) days after the first Low Market Commencement Date,

(yy) a New Low Market Commencement Date occurs within three
(3) months of such Low Market Termination Date, the Low Market Amount for the period or periods after such New Low Market Commencement Date shall be computed in accordance with the provisions of clause (y) of subparagraph (iii) of Section 4(E), or

(zz) a New Low Market Commencement Date occurs three (3) months or more after such Low Market Termination Date, the Low Market Amount for the period or periods after such New Low Market Commencement Date shall be computed in accordance with the provisions of clause (x) of said subparagraph (iii) for the first thirty (30) days after the New Low Market Commencement Date and thereafter in accordance with the provisions of clause (y) of said subparagraph (iii), subject to the provisions of the immediately preceding sentence.

5.      A.      Notwithstanding any other provision hereof to the
contrary, at any time prior to the Conversion Date, the Company shall have the right to redeem all or any portion of the then outstanding principal amount of the Debentures then held by the Holder in cash for an amount (the "Redemption Amount") equal to (a) one hundred twenty-twenty-two and one-half percent (122.5%) of such outstanding principal of the Debentures plus (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date").

B.      The Company shall give written notice of such redemption
to the Holder (the "Notice of Redemption"). Anything in the preceding provisions of this Section 5 to the contrary notwithstanding, the Redemption Amount shall, unless otherwise agreed to in writing by the Holder after receiving the Notice of Redemption, be paid to the Holder in good funds within three (3) business days from the date of the Notice of
 Redemption.   After receiving a Notice of Redemption, the Holder shall no longer have the right to issue a Notice of Conversion. If prior to receiving a Notice of Redemption, the Holder had issued a Notice of Conversion, the Holder will have the right to cancel such Notice of Conversion by written notice to the Company. If such previously given Notice of Conversion is not so canceled, the Company shall honor such Notice of Conversion and the Notice of Redemption shall not apply to the principal portion of the Debenture thereby being converted.

C. In the event payment of the Redemption Amount is not timely made, any rights of the Company to redeem outstanding Debentures shall terminate, and the Notice of Redemption shall be null and void.


D. Any redemption contemplated by this Debenture shall be made only in cash by the payment of immediately available good funds to the Holder.

6. The Holder recognizes that the Company may be limited in the number of shares of Common Stock it may issue by virtue of (i) the number of authorized shares or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i)(d)(2) (collectively, the "Cap Regulations"). Without limiting the other provisions hereof, (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and
(ii) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Cap Regulations, the Holder of this Debenture (to the extent the same can not be converted in compliance with the Cap Regulations (an "Unconverted Debenture"), shall have the option, exercisable in the Holder's sole and absolute discretion, to elect any one of the following remedies:

(x) require the Company to issue shares of Common Stock in accordance with such Holder's Notice of Conversion relating to the Unconverted Debenture at a conversion purchase price equal to the average of the lowest trade price per share of Common Stock for any five (5) consecutive trading days (subject to the equitable adjustments for certain events occurring during such period as provided in this Debenture) during the sixty (60) trading days immediately preceding the date of the Notice of Conversion; or

(y) require the Company to redeem each Unconverted
Debenture for an amount (the "Cap Redemption Amount") equal to:

               V                                x               M
     CP

where:

"V" means the outstanding principal plus accrued interest through the Cap Redemption Date (as defined below) of an Unconverted Debenture;

"CP" means the Conversion Rate in effect on the date of redemption (the "Cap Redemption Date") specified in the notice from the Holder electing this remedy; and

"M" means the highest Market Price during the period beginning on the Cap Redemption Date and ending on the date of payment of the Cap Redemption Amount.


The holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture.

7. Subject to the terms of the Securities Purchase Agreement, dated July 2 , 1998 (the "Securities Purchase Agreement"), between the Company and the Holder (or the Holder's predecessor in interest), no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

8. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

9. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, enter into a merger or consolidation with another corporation or other entity (other than by or through a wholly-owned subsidiary of the Company), or a sale or sale or transfer of all or substantially all of the
assets of the Company to another person (collectively, a "Sale").   If,
with such consent, the Company enters into a Sale and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such Sale, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any such proposed Sale, (i) the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company, but (ii) in the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture by paying the Redemption Amount contemplated by Section 5 hereof, less all amounts required by law to be deducted, upon which tender of payment following such notice (which payment shall be made in the manner contemplated by Section 5 hereof), the right of conversion shall terminate.


10. The Company agrees that for as long as this Debenture remains outstanding, the Company will not, without the consent of the Holder, spin off or otherwise divest itself of a part of its business or operations or dispose all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company. If, for any reason, prior to the Conversion Date or the Redemption Payment Date, the Company, with the consent of the Holder, consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Debentures outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Debentures") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Debentures, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Debentures then being converted, and (II) the denominator is the principal amount of the Outstanding Debentures. In addition, the Floor Price shall be revised to be an amount equal to (q) the Floor Price immediately prior to the Record Date, multiplied by (r) a fraction, the numerator of which is the Market Price on the eleventh trading day after the Record Date and the denominator of which is the Market Price on the Record Date.

11. If, at any time while any portion of this Debenture remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Market Price as of the Issue Date and the Floor Price shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such split, the Market Price as of the Issue Date shall be deemed to be one-half of what it had been calculated to be immediately prior to such split and the Floor Price shall be deemed to be one-half of what it had been immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such reverse split, the Market Price as of the Issue Date shall be deemed to be ten times what it had been calculated to be immediately prior to such split and the Floor Price shall be deemed to be ten times what it had been immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues the shares after the record date of such dividend, the Market Price as of the Issue Date shall be deemed to be the amount of such Market Price calculated immediately prior to such record date multiplied by a fraction, of which the numerator is the number of shares (10) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11) and the Floor Price shall be deemed to be the Floor Price immediately prior to such record date multiplied by the same fraction.


12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

13. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under any of this Debenture.

14.     The following shall constitute an "Event of Default":

a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of five (5) business days; or

b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

c:      Subject to the terms of the Securities Purchase  Agreement, the Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Debenture, the Agreement or the Registration Rights, and any such failure shall continue uncured for five (5) business days; or

d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Debenture in this series and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or


e. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Securities Purchase Agreement or the Registration Rights Agreement and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure (other than a failure to cause the Registration Statement to become effective no later than the Required Effective Date, as defined and provided in the Registration Rights Agreement, as to which no such cure period shall apply); or

f. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

g. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

h. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

i. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty
(60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

j. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

k. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of ten (10) trading days.


Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

16. In the event for any reason, any payment by or act of the Company or the Holder shall result in payment of interest which would exceed the limit authorized by or be in violation of the law of the jurisdiction applicable to this Debenture, then ipso facto the obligation of the Company to pay interest or perform such act or requirement shall be reduced to the limit authorized under such law, so that in no event shall the Company be obligated to pay any such interest, perform any such act or be bound by any requirement which would result in the payment of interest in excess of the limit so authorized. In the event any payment by or act of the Company shall result in the extraction of a rate of interest in excess of a sum which is lawfully collectible as interest, then such amount (to the extent of such excess not returned to the Company) shall, without further agreement or notice between or by the Company or the Holder, be deemed applied to the payment of principal, if any, hereunder immediately upon receipt of such excess funds by the Holder, with the same force and effect as though the Company had specifically designated such sums to be so applied to principal and the Holder had agreed to accept such sums as an interest-free prepayment of this Debenture. If any part of such excess remains after the principal has been paid in full, whether by the provisions of the preceding sentences of this Section 16 or otherwise, such excess shall be deemed to be an interest-free loan from the Company to the Holder, which loan shall be payable immediately upon demand by the Company. The provisions of this Section 16 shall control every other provision of this Debenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:  July 2 , 1998

                                  AMERICAN CHAMPION ENTERTAINMENT, INC.

                                      By:  /s/ Anthony K. Chan

                                             Anthony K. Chan
                                              (Print Name)
                                    President and Chief Executive Officer
                                                (Title)

                                  EXHIBIT A


                             NOTICE OF CONVERSION
                                    OF
                    7% CONVERTIBLE DEBENTURE DUE JULY 1, 2000

  (To be Executed by the Registered Holder in order to Convert the  Debenture)



The undersigned hereby irrevocably elects to convert $
________________ of the principal
amount of the above Debenture No. ___ into Shares of Common Stock of AMERICAN CHAMPION ENTERTAINMENT, INC. (the "Company") according to the conditions thereof, as of the date written below.


Conversion Date*
 ___________________________________________________________________

Applicable Conversion Price
__________________________________________________________


Signature
__________________________________________________________________________
                        [Name]

Address:
__________________________________________________________________________

__________________________________________________________________________




* This original Debenture must be received by the Company or its transfer agent by the fifth business date following the Conversion Date.



A second "Form of Debenture" was executed:

        Number:                 98-2

        Amount:                 $500,000

        Register Holder:        AMRO International S.A.




                                                                  ANNEX IV
                                                                        TO
                                                       SECURITIES PURCHASE
                                                                 AGREEMENT


                     REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July   2   ,
1998 (this "Agreement"), is made by and between AMERICAN CHAMPION ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and each entity named on a signature page hereto (each, an "Initial Investor") (each agreement with an Initial Investor being deemed a separate and independent agreement between the Company and such Initial Investor, except that each Initial Investor acknowledges and consents to the rights granted to each other Initial Investor under such agreement).

                         W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of July 2 , 1998, between the Initial Investor and the Company (the "Securities Purchase Agreement"; terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement), the Company has agreed to issue and sell to the Initial Investor one or more 7% Convertible Debentures of the Company, in an aggregate principal amount not exceeding $1,800,000 (the "Debentures"), together with the Warrants issued to the Initial Investors; and

WHEREAS, the Debentures are convertible into shares of Common
Stock (the "Conversion Shares") upon the terms and subject to the conditions contained in the Debentures and the Warrants may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrants; and

WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and the Warrant Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:


1.      Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(ii)    "Potential Material Event" means any of the following:
(a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

(iii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iv) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

(v) "Registration Statement" means a registration statement of the Company under the Securities Act covering the Registrable
Securities.

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.      Registration.


(a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than August 1, 1998 either a Registration Statement on Form S-3 or an amendment to an existing Registration Statement, in either event registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors to sell the Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than two hundred percent (200%) of the aggregate number of shares (i) into which the Initial Debentures and the Additional Debentures would be convertible at the time of filing of such Registration Statement (assuming for such purposes that the maximum Additional Debentures had been issued at such date and that all Debentures had been eligible to be converted, and had been converted, into Conversion Shares in accordance with their terms, whether or not such issuance, eligibility or conversion had in fact occurred as of such date) and (ii) which would be issued upon exercise of all of the Warrants at the time of filing of the amendment to Form S-3 (assuming for such purposes that the Warrants issued in connection with the purchase and sale of the maximum amount of Debentures had been issued and that all Warrants had been eligible to be exercised for the maximum number of shares contemplated thereby and had been exercised in accordance with their terms, whether or not such issuance, eligibility or exercise had in fact occurred as of such date). The Registration Statement (i) shall include only the Registrable Securities and (ii) shall also state that, in accordance with Rules 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants resulting from adjustment in the Conversion Price or the Warrant exercise price, as the case may be, or to prevent dilution resulting from stock splits, or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective no later than the earlier of (x) five (5) days after notice by the SEC that it may be declared effective or (y) one hundred twenty (120) days after the Initial Closing Date. If at any time the number of shares of Common Stock into which the Debentures may be converted and which would be issued upon exercise of the Warrants exceeds the aggregate number of shares of Common Stock then registered, the Company shall either (i) amend the Registration Statement filed by the Company pursuant to the preceding provisions of this Section 2, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debentures may currently or in the future be converted and which would be issued currently or in the future upon exercise of the Warrants, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Debentures may currently or in the future be converted and which would be issued currently or in the future upon exercise of the Warrants that exceed the aggregate number of shares of Common Stock already registered.

(b)     Payments by the Company.

(i)     If the Registration Statement covering the
Registrable Securities is not filed in proper form with the SEC no later than August 1, 1998 (the "Required Filing Date"), the Company will make payment to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

(ii)    If the Registration Statement covering the
Registrable Securities is not effective (a) within the earlier of (1) five
(5) days after notice by the SEC that it may be declared effective or (2) one hundred twenty (120) days following the Initial Closing Date (the "Required Effective Date"), or (b) after a Suspension Period (as defined below), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this
Section 2(b).


(iii) The amount (the "Periodic Amount") to be paid by the Company to the Initial Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) two and one-half percent (2.5%) of the purchase price paid by the Initial Investor (the "Purchase Price") for all Debentures purchased pursuant to the Securities Purchase Agreement for the period from the date following the Required Filing Date or the Required Effective Date, as the case may be, to the first relevant Computation Date, and (B) two and one-half percent (2.5%) to each Computation Date thereafter. By way of illustration and not in limitation of the foregoing, if the Registration Statement is timely filed but is not declared effective until one hundred ninety-five (195) days after the Closing Date, the Periodic Amount will aggregate seven and one-half percent (7.5%) of the Purchase Price of the Debentures (2.5% for days 121-150, plus 2.5% for days 151-180 and 2.5% for days 181-195).

(iv) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to the Investor on the day after the Required Filing Date or the Required Effective Date, as the case may be, and each thirtieth day thereafter, without requiring demand therefor by the Investor.

(v) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement is not filed by the Required Filing Date or if the Registration Statement has not been declared effective by the Required Effective Date may be difficult to ascertain. The parties agree that the Periodic Amount represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

(vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

(vii) "Computation Date" means (i) the date which is the earlier of (A) thirty (30) days after the Required Filing Date and the Required Effective Date, as the case may be, or (B) the date after the Required Filing Date or the Required Effective Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be, and (ii) each date which is the earlier of (A) thirty
(30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed (with respect to payments due as contemplated by Section 2(b)(i) hereof) or declared effective (with respect to payments due as contemplated by Section 2(b)(ii) hereof), as the case may be.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:


(a)     Prepare promptly, and file with the SEC by the Required
Filing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Required Effective Date and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two (2) years after the Initial Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

(d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(e) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;


(f) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than two twenty (20) day periods in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;

(h) Use its reasonable efforts to secure and maintain designation of all the Registrable Securities covered by the Registration Statement on the "Small Capitalization Market" of the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on The NASDAQ SmallCap Market; or if, despite the Company's reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

(i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(j)  Cooperate with the Investors who hold Registrable
Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

(k) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

(b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)     Each Investor agrees to comply with the provisions of
Section 3(g) above.

5.      Expenses of Registration.  All reasonable expenses
(other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investor not exceeding $3,500, shall be borne by the Company.

6.      Indemnification.  In the event any Registrable
Securities are included in a Registration Statement under this Agreement:


(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Investor after receiving notice from the Company under Section 3(e), (f) or (g) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement or any amendment or supplement thereto, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.


(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.      Assignment of the Registration Rights.  The rights to
have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the transferee, at the time of the transfer, held not less than either (i) $100,000 in principal amount of the Debentures or such number of Registrable Securities issued on conversion of such amount of Debentures or any combination thereof or
(ii) Warrants to purchase 2,750 Warrant Shares or such number of Warrant
Shares or any combination thereof. .   In the event of any delay in filing
or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages or the payments set forth in Section 2(b)(ii) hereof arising from such delay.

10.     Amendment of Registration Rights.  Any provision of this
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities.
 Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


11.     Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities and shall be indemnified and held harmless by such registered owner for doing so.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, AMERICAN CHAMPION ENTERTAINMENT, INC., 26203 Production Avenue, Suite 5, Hayward, CA 94545, Attn: Anthony K. Chan, President, Telecopier No.: (510) 782-8123; with a copy to Preston Gates & Ellis LLP, One Maritime Plaza, Suite 2400, San Francisco, CA 94111, Attn: Lawrence B. Low, Esq., Telecopier No.: (415) 788-8819; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016, Telecopier No.: (212) 213-2077; and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by registered or certified mail, four (4) calendar days after deposit with the United States Postal Service.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under this Agreement.


(e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(j) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

(k) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.
COMPANY:
AMERICAN CHAMPION ENTERTAINMENT, INC.


                                          By:     /s/ Anthony K. Chan
                                               Name:  Anthony K. Chan
                                 Title: President and Chief Executive Officer


                                         INITIAL INVESTOR:

                                      The Endeavor Capital  Fund S.A
                                             [Print Name]


                                      By:    /s/ Shmuli Margulis
                                           Name: Shmuli Margulis
                                           Title:   Director


A second "Registration Rights Agreement" was executed:

        Initial Investor: AMRO International S.A.


                                                                 ANNEX VI
                                                                       TO
                                            SECURITIES PURCHASE AGREEMENT
                                            <PROTOTYPE FOR EACH ISSUANCE>

                             FORM OF WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                     AMERICAN CHAMPION ENTERTAINMENT, INC.

                        COMMON STOCK PURCHASE WARRANT

1.      Issuance; Certain Definitions.

In consideration of good and valuable consideration, the
receipt of which is hereby acknowledged by AMERICAN CHAMPION
ENTERTAINMENT, INC. a Delaware corporation (the "Company"),  The
Endeavour Capital Fund S.A.   or registered assigns (the "Holder") is
hereby granted the right to purchase at any time until 5:00 P.M., New York
City time, on July 1, 2003 (the "Expiration Date"),    Thirteen Thousand
Seven Hundred Fifty ( 13,750 )(1) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $ 7.56125 (2) , subject to further adjustment as set forth herein.

(1) Two Thousand seven hundred fifty (2,750) for every $100,000 principal of Debentures purchased.

(2) Price to be filled in equal to 115% of average closing bid price of Common Stock for 5 trading days ending on date before Initial Closing Date.

2. Exercise of Warrants. This Warrant is exercisable in whole or in part at any time and from time to time at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.      Protection Against Dilution.

6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price before adjustment.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

(a)  the Company shall cause (i) to be reserved Spin Off
Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock (as defined below) for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date. As used herein, the term "Average Market Price of the Common Stock" means the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the relevant period.

7.      Transfer to Comply with the Securities Act; Registration
Rights.

(a)  This Warrant has not been registered under the Securities
Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

(b) Reference is made to the Registration Rights Agreement of even date herewith, to which the Company and the Holder (or Holder's direct or indirect assignor, if any) are parties (the "Registration Rights Agreement"). The Warrant Shares are Registrable Securities, as that term is used in the Registration Rights Agreement. Subject to the provisions of the Registration Rights Agreement, the Company agrees to file an amendment, which shall include the Warrant Shares, to its registration statement on Form S-3 (as so amended, the "Registration Statement"), pursuant to the Act, by August 1, 1998 and to have the registration of the Warrant Shares completed and effective by the 120th calendar day after the date this Warrant was issued (the "Effective Date").

8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

(i)     if to the Company, to:

                   AMERICAN CHAMPION ENTERTAINMENT, INC.
                      1694 The Alameda, Suite 100
                      San Jose, CA 95126-2219
                      Attn: Anthony K. Chan, President
                      Telephone No.: (408) 228-8199
                      Telecopier No.: (408) 228-8098

                    with a copy to:

                      Preston Gates & Ellis LLP
                      One Maritime Plaza, Suite 2400
                      San Francisco, CA 94111
                      Attn: Lawrence B. Low, Esq.
                      Telephone No.: (415) 788-8822
                      Telecopier No.: (415) 788-8819

(ii)    if to the Holder, to:

                       THE ENDEAVOUR CAPITAL FUND S.A.
                       14/14 Divrei Chaim St.
                       Jerusalem 94479 Israel
                       ATTN: Shmuli Margulies
                       Telephone No.: (011 972 2) 582-4442
                       Telecopier No.: (011 972 2) 582-4443


                     with a copy to:

                       Krieger & Prager, Esqs.
                       319 Fifth Avenue
                       New York, New York 10016
                       Telephone No.: (212) 689-3322
                       Telecopier No.  (212) 213-2077


Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

9.      Supplements and Amendments; Whole Agreement.  This
Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 2nd day of July 1998.


                              AMERICAN CHAMPION ENTERTAINMENT, INC.


                                   By: /s/ Anthony K. Chan
                                     Name: Anthony K. Chan
                     Its:       President and Chief Executive Officer

Attest:


/s/ George Chung
Name: George Chung
Title: Chairman of the Board



                       NOTICE OF EXERCISE OF WARRANT

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of
        , 1998, to purchase          shares of the Common Stock, par value
$.001 per share, of AMERICAN CHAMPION ENTERTAINMENT, INC. and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

Please deliver the stock certificate to:







Dated:______________________




By:__________________________________



___       CASH:   $ _______________________




Two additional "Common Stock Purchase Warrants" have been executed:


                         For Number       Exercise
Granted To:              of shares         Price              Expiration

AMRO International S.A.    13,750        $7.56125            July 1, 2003

JW Charles Securities      75,000        $7.56125            July 1, 2001